EXHIBIT 10.20

BOARD OF DIRECTORS RESOLUTION

SENTIENT BRANDS HOLDINGS, INC. (“SNBH”)

Date: Dec 31, 2025

WHEREAS, the Board of Directors (the “Board”) of Sentient Brands Holdings, Inc. (“SNBH”) has reviewed and considered proposals regarding corporate structure, operations, finance, and governance; and

WHEREAS, the Board deems it necessary and in the best interest of SNBH and its shareholders to optimize the audit process, reduce operating and overhead costs, and maintain profitability, compliance, and qualification for future financing.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby approves the following actions, effective immediately unless otherwise specified:

Corporate Structure and Agreement Approvals

1.	Approval of Addendums to Share Exchange Agreements and Migration to Drop-Ship Manufacturing Agreements: The Board approves the Addendums to the existing Share Exchange Agreements and the migration to Drop-Ship Manufacturing Agreements for the following subsidiary entities:

●	Aqua Emergency, Inc. (NV)

●	AIG-F&B, Inc. (NV)

●	Wyoming Bears, Inc. (NV)

2.	Approval of Principal Office Migration and Reincorporation in Wyoming: The Board approves the migration of SNBH’s principal office to a new location in the State of Wyoming and further approves the reincorporation of the following subsidiary entities into the State of Wyoming:

●	Aqua Emergency, Inc. (NV)

●	AIG-F&B, Inc. (NV)

●	Wyoming Bears, Inc. (NV)

3.	Amendment to Wyoming Bears, Inc. Share Exchange Agreement: The Board approves the amendment to the Share Exchange Agreement with Wyoming Bears, Inc., to formally establish the effective date of that agreement as January 1st, 2026.

Financial and Audit Approvals

1.	Approval of Equity Credit Line Preparation: The Board approves the preparation of all necessary legal documents to establish an equity credit line, with an initial capacity of $250,000, expandable to a maximum of $1,500,000.

2.	Approval of Engagement of New Auditor: The Board approves the engagement of Cathedral CPAs & Advisors LLP as the new independent auditor for Sentient Brands Holdings, Inc.

3.	Approval of Uplisting to OTCQB: The Board approves the intent and preparation for uplisting SNBH to the OTCQB Venture Market, with the commencement of the uplisting process to be executed as a recapitalization if finalized and effective.

4.	Approval of Special Advisor Engagement: The Board approves the engagement of Stacy Manuel as an independent advisor with the objective of assessing the auditing process, corporate governance, and general effectiveness, and to make recommendations on optimization and improvement. The scope of engagement and respective agreement are to be negotiated and approved by the Board of Directors.

5.	Approval of Competitive Quotes and Contract Renegotiation: The Board approves the solicitation of competitive quotes and the renegotiation of contracts for all service providers, as part of the overall cost optimization and accountability strategy.

6.	Approval of New Bank Accounts and Authorized Signatories:

●	Operating Accounts: Financial Controller Jeanene Morgan and/or Board Chairman Eric Bruns are authorized to open a new operating account at Bank of America, with both to serve as signatories, and to close all existing operating accounts.

●	Escrow Accounts: Independent Director Dionne Pendleton and/or Board Chairman Eric Bruns are authorized to open a new investor escrow account and to serve as signatories.

Compensation and Cost Optimization

1.	Approval of Executive and Consultant Compensation Model Change: The Board approves the immediate migration to a new compensation model structured entirely on a “per project” and/or “delivery and performance-based” system, in order to further align company’s compensation structure, overhead, and costs with the interests of the shareholders as well as increase the transparency and accountability. For clarity purposes, no executives, directors, or consultants are entitled to monthly draws or salaries. Any compensation has to be pre-approved by the Board Of Directors, Compensation Committee, and be based on clearly documented tangible contribution and deliverables, and consideration after the work has been completed and delivered.

BE IT FURTHER RESOLVED, that the officers of Sentient Brand Holdings, Inc. (the “Company”), acting collectively and in coordination with one another, and subject at all times to the oversight, approval, and direction of the Board of Directors, are hereby authorized and directed to take such actions, execute such documents, and incur such expenses only as jointly necessary or advisable to carry out the intent of these resolutions and to fulfill the objectives of streamlining the audit process, optimizing operating and overhead costs, and maintaining profitability, regulatory compliance, and eligibility for the Company’s equity credit line.

No officer shall act unilaterally or independently on behalf of the Company with respect to the foregoing matters, except as expressly authorized in writing by the Board or as required for ministerial execution of Board-approved actions.

CERTIFICATION

The undersigned hereby certifies that she is the duly elected and acting Secretary of Sentient Brands Holdings, Inc., a Nevada corporation, and that the foregoing is a true and correct copy of a resolution duly adopted by the Board of Directors of said corporation on the date set forth above, which resolution has not been repealed or modified.

IN WITNESS WHEREOF, the undersigned has executed this Certification on the 31st day of December, 2025

/s/ Dionne Pendleton

Corporate Secretary and Treasurer

Reviewed & vetted by:

/s/ Chris Dieterich Legal Counsel	/s/ Jeanene Morgan Financial Controller & CAO	/s/ David Noyes Chief Financial Advisor
/s/ Eric Bruns Board Chairman	/s/ Dionne Pendleton Independent Director	/s/ George Furlan Executive Director, CEO

ADDENDUM NO. 1

TO SHARE EXCHANGE AGREEMENT

This Addendum No. 1 (this “Addendum”) is entered into as of December 31, 2025 (the “Effective Date”), by and among:

●	Sentient Brands Holdings Inc., a Nevada corporation (“SNBH” or the “Purchaser”);

●	Aqua Emergency, Inc., a Nevada corporation (the “Subsidiary”);

●	Aqua Emergency, Inc., a Florida corporation (“AE-FL”); and

●	The shareholders of Aqua Emergency, Inc. (Florida) holding the remaining forty-nine percent (49%) equity interest (collectively, the “Minority Sellers”).

This Addendum amends and supplements that certain Share Exchange Agreement dated June 3, 2025 (the “Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

RECITALS AND PROTECTIVE ACKNOWLEDGEMENTS

WHEREAS, the Parties acknowledge and recognize that SNBH has represented that it is diligently working toward achieving compliance with that certain Share Exchange Agreement dated March 31, 2025, with American Industrial Group, including, without limitation, the condition that SNBH be free of material debt and liabilities at the time of definitive closing; and

WHEREAS, the Parties further acknowledge that, as of the date hereof, such conditions have not yet been fully satisfied, and that remediation efforts remain ongoing; and

WHEREAS, the Parties acknowledge that certain lapses in corporate governance were identified, stemming from the business and corporate governance practices prior to the installation of a majority independent Board of Directors, which resulted in the issuance of a note without legal counsel and financial controller vetting and without the approval of a majority of the Board of Directors, which issuance is asserted to have infringed upon the rights of senior debt holders and investors and is the subject of ongoing dispute; and

WHEREAS, the Parties further acknowledge the existence of a pending threat of litigation asserted by a former SNBH contractor, G.Templeton, who was terminated by SNBH in January 2020 for alleged embezzlement of SNBH funds, and that no final adjudication of such threatened claims has occurred; and

WHEREAS, the Parties acknowledge that, prior to the effective date of the March 31, 2025 Share Exchange Agreement, a single-member board of SNBH authorized the issuance of in excess of sixty million (60,000,000) shares of common stock, which issuance occurred prior to the appointment of a majority independent Board of Directors, resulted in in excess of fifty percent (50%) dilution to legacy shareholders, and did not provide corresponding capital consideration or working capital to SNBH; and

WHEREAS, the Parties further acknowledge that SNBH requires additional time and a more streamlined operational and accounting process in order to integrate, audit, and consolidate newly acquired subsidiaries while remaining current in its periodic filings with the Securities and Exchange Commission; and

WHEREAS, the Parties acknowledge that auditing physical inventory located across multiple countries and multiple U.S. states is cost-prohibitive and operationally impractical, materially increasing audit scope, timing, and expense; and

WHEREAS, the Parties further acknowledge that SNBH has received a funding offer for up to USD 1.5 million under an equity credit line structure, conditioned upon SNBH maintaining profitability, remaining current in SEC filings, and continuing to strengthen corporate governance and internal controls; and

WHEREAS, in light of the foregoing, the Parties acknowledge that SNBH must transition to a drop-ship manufacturing and fulfillment model and eliminate exposure to physical inventory in order to reduce audit complexity, balance-sheet risk, and compliance burden; and

WHEREAS, the Parties desire to strengthen protections for the brands, assets, operations, and goodwill of Aqua Emergency, Inc. (NV), AIG-F&B, Inc., and Wyoming Bears, Inc. as subsidiaries of SNBH and American Industrial Group, Inc. and Aqua Emergency, Inc. (FL) as grantors and to affirmatively insulate such entities and their stakeholders from any actual or potential liabilities arising from or related to SNBH;

WHEREAS, the Parties acknowledge and recognize that while the Subsidiary and its related entities are highly profitable, SNBH prior to March 31, 2025 has accumulated in excess of $5.3 million in deficit and related losses for tax purposes, and that the ability to offset such profit with SNBH’s accumulated loss for tax purposes requires SNBH to own at least eighty percent (80%) of such entities; and

WHEREAS, the Parties further acknowledge that the existence of a minority interest results in significant deductions of the recognized EBITA under PCAOB rules, which materially impacts the Company’s financial presentation and compliance requirements; and

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

1. Sale of Remaining Minority Interest

1.1 Transfer of Equity

The Minority Sellers hereby sell, assign, transfer, and convey to SNBH all of their remaining forty-nine percent (49%) equity interest in the Subsidiary, free and clear of all liens and encumbrances.

1.2 Resulting Ownership

Upon the Effective Date, SNBH shall own one hundred percent (100%) of the issued and outstanding equity of the Subsidiary.

2. Consideration for Minority Interest

2.1 Form of Consideration

SNBH shall issue to the Minority Sellers Acquisition Credits on the same legal, economic, and conversion terms set forth in the Agreement, as modified herein.

2.2 Valuation Basis

The Minority Interest shall be valued using the valuation framework set forth in the Agreement, without minority or right-of-first-refusal discounts.

3. Earn-Out Adjustment for 100% Ownership

3.1 Ownership Multiplier Adjustment

All earn-out calculations shall be recalculated on a 100% ownership basis, replacing the prior 51% multiplier.

3.2 No Double Counting

Any consideration issued in connection with this Addendum shall be credited against the remaining unearned earn-out capacity.

4. Termination of Minority Rights

All minority rights, including rights of first refusal, are hereby terminated in their entirety.

5. Full Indemnification; Assignment of Claims

SNBH shall fully, irrevocably, and unconditionally indemnify and hold harmless the Minority Sellers and AE-FL from any and all liabilities, claims, losses, or disputes arising from SNBH’s business, governance, financing, disclosures, or public-company status.
All related claims are automatically assigned to SNBH, which shall bear sole responsibility for their resolution.

6. Protective License Suspension; Clawback Rights

AE-FL and/or any Minority Sellers shall have the right, on 24-hour written notice, to suspend or terminate any license or operational rights granted to SNBH and claw back all related assets and rights upon insolvency, substantial threatened or pending litigation, or any matter reasonably perceived as detrimental to the protected brands or stakeholders. Suspension shall remain in effect until fully cured to AE-FL’s satisfaction.

7. Ratification

Except as expressly amended herein, the Agreement is ratified and confirmed in full force and effect.

8. Governing Law

This Addendum shall be governed by the laws of the State of Nevada.

9. Counterparts

This Addendum may be executed in counterparts and by electronic signature.

SIGNATURES PAGE TO FOLLOW

IN WITNESS WHEREOF, the Parties have executed this Addendum as of the Effective Date.

SENTIENT BRANDS HOLDINGS INC.
By: /s/ George Furlan / CEO

AQUA EMERGENCY, INC. (NEVADA)
By: /s/ Brandon Jones / President

AQUA EMERGENCY, INC. (FLORIDA) / Minority Sellers
By: /s/ Jennifer Brooks / Managing Partner

Reviewed and vetted by:

SNBH Board Of Directors

SNBH Legal Counsel | SNBH Financial Controller | SNBH Chief Financial Advisor

INVENTORY TRANSFER AND DROP-SHIP MANUFACTURING AGREEMENT

Between
Aqua Emergency, Inc. (FL)(“AEFL”)
and
Aqua Emergency, Inc. (NV) (“AENV”)

Effective Date: December 31, 2025

1. Parties

1.1 Aqua Emergency, Inc. (NV) (“AENV”) is a wholly-owned subsidiary of Sentient Brands Holdings Inc. (“SNBH”) engaged in branded food and beverage operations.

1.2 Aqua Emergency, Inc. (FL)(“AEFL”) or its assignee is the affiliated manufacturing and operational platform.

Together, the parties are referred to as the “Parties” and each a “Party.”

2. Purpose

The purpose of this Agreement is to:

(a) eliminate all inventory from AENV’s balance sheet to simplify SNBH’s audit;

(b) transition AENV to a drop-ship manufacturing model fully serviced by AEFL;

(c) transfer title, possession, risks, and rewards of all inventory from AENV to AEFL at book value; and

(d) record such book value as a prepaid manufacturing and fulfillment deposit (“Prepaid Deposit”) held by AEFL for the benefit of AENV.

3. Transfer of Inventory

3.1 Transfer of Title.

Effective as of the Effective Date, AENV hereby irrevocably transfers to AEFL all of its rights, title, and interest in and to all finished goods, work-in-process, raw materials, packaging, and any other inventory items recorded on AENV’s books as of such date (“Transferred Inventory”).

3.2 Valuation.

The Transferred Inventory shall be valued at the net book value recorded on AENV’s most recent accounting ledger, prepared in accordance with GAAP, as reviewed and approved by the Parties’ finance teams and auditors.

3.3 Consideration / Prepaid Deposit.

In exchange for the transfer of the inventory, AEFL shall record a liability to AENV equal to the book value of the Transferred Inventory (“Prepaid Deposit”). The Prepaid Deposit shall be nonrefundable and applied solely against future manufacturing, fulfillment, logistics, and drop-ship services provided by AEFL to AENV under this Agreement.

3.4 Risk of Loss.

Upon execution, all risks and rewards of ownership, including loss, damage, shrinkage, insurance, and obsolescence, shall transfer from AENV to AEFL.

3.5 Audit Confirmation.

The Parties acknowledge this Agreement is designed to achieve a cleaner audit presentation by removing all inventory from AENV’s balance sheet and consolidating manufacturing holdings under AEFL. The Parties shall cooperate with auditors to provide confirmations and documentation required under PCAOB/GAAP standards.

4. Drop-Ship Manufacturing Model

4.1 Manufacturing and Procurement.

AEFL shall assume full responsibility for the procurement of raw materials, manufacturing, bottling, packaging, warehousing, and fulfillment of products previously manufactured or sourced by AENV.

4.2 Drop-Ship Fulfillment.

AEFL shall ship products directly to AENV customers on an as-ordered basis (“Drop-Ship Model”). AENV shall transmit customer orders to AEFL in the format and frequency agreed by the Parties.

4.3 Service Fees.

AEFL shall charge AENV unit-based service fees covering manufacturing, direct labor, materials, overhead, and logistics, based on the best available pricing at the time of the Purchase Order from AENV.

4.4 Application of Prepaid Deposit.

The Prepaid Deposit shall reduce the amount payable by AENV for services until fully exhausted. AEFL shall provide monthly statements showing beginning balance, applied credits, and remaining balance.

5. Representations and Warranties

5.1 Authority. Each Party represents it has full corporate authority to execute and perform this Agreement.

5.2 Ownership of Inventory. AENV represents it has good and marketable title to the Transferred Inventory free of liens or encumbrances, except those disclosed to AEFL in writing.

5.3 Compliance. The Parties shall comply with all applicable laws, accounting standards, and auditor requirements.

6. Term and Termination

6.1 Term. This Agreement shall remain in effect until terminated by mutual written consent.

6.2 Termination for Cause. Either Party may terminate for material breach if not cured within thirty (30) days of written notice.

6.3 Effect of Termination.

(a) Any unused Prepaid Deposit shall be refunded or credited against any outstanding payables between the Parties.

(b) AENV acknowledges that manufacturing operations shall remain with AEFL unless otherwise mutually agreed.

7. Accounting and Audit Provisions

7.1 GAAP Compliance. The inventory transfer and prepaid structure shall be recorded in accordance with GAAP and recognized by auditors as a bona fide transfer of assets.

7.2 Supporting Documentation. The Parties shall maintain supporting documentation including inventory ledgers, valuation reports, transfer records, and service logs.

7.3 Audit Cooperation. Each Party shall fully cooperate with SNBH’s auditors, including in providing confirmations, cutoff testing support, and sample records.

8. Indemnification and Claims Assignment

8.1 Full Indemnification of AEFL. Aqua Emergency, Inc. (NV) (“AENV”) and its parent company, Sentient Brands Holdings Inc. (“SNBH”), jointly and severally agree to fully indemnify, defend, and hold harmless Aqua Emergency, Inc. (FL)(“AEFL”) and its affiliates, directors, officers, and employees from and against any and all liabilities, claims, demands, losses, damages, costs, or expenses (including reasonable attorneys’ fees) that arise from or relate in any way to this Agreement or the business, operations, or corporate status of AENV or SNBH. This indemnity is intended to be a complete and total indemnification of AEFL for all matters contemplated herein.

8.2 Automatic Assignment of Claims to SNBH. All claims made or threatened against AEFL for which indemnification is provided under this Section 8 shall be automatically and irrevocably assigned to SNBH. SNBH shall assume the sole obligation and cost to defend, compromise, or settle such claims, using counsel of its choosing. AEFL shall reasonably cooperate with SNBH in the defense of any such claim.

9. Miscellaneous

9.1 Governing Law. State of Nevada.

9.2 Confidentiality. Proprietary information shall remain confidential.

9.3 No Agency. The Parties act as independent contractors.

9.4 Entire Agreement. This Agreement constitutes the complete understanding between the Parties.

9.5 Amendments. Must be in writing and signed by both Parties.

9.6 Assignments. No assignments without prior written consent.

9.7 Counterparts. May be executed electronically and in counterparts.

10. Accounting Intent and Role of the Parties in Sales to End Customers

10.1 Role of the Parties in Sales to End Customers. The Parties agree and acknowledge that, in all transactions concerning the sale of AENV’s products to end customers (“End Customer Sales”), the roles and responsibilities shall be structured and accounted for as follows:

(a) AENV as Principal. AENV shall, at all times, be considered the Principal in the End Customer Sale. AENV maintains sole control over the brand, sets the pricing to the end customer, manages the customer relationship, and retains primary responsibility for fulfilling the promise to transfer the specified products to the End Customer. This includes, but is not limited to, responsibility for handling returns, warranties, and all post-sale customer inquiries related to the product or sale.

(b) AEFL as Service Provider/Fulfillment Agent. AEFL shall act solely as a contract manufacturer and fulfillment agent to AENV. AEFL’s obligation is to perform the services of manufacturing, warehousing, and shipping the products as directed by AENV, and not to sell the product to the end customer on its own behalf. The Service Fees and the application of the Prepaid Deposit reflect AEFL’s compensation for providing these services to AENV.

(c) Revenue Recognition Intent. The Parties intend that AENV shall recognize revenue from End Customer Sales on a gross basis (as Principal) in accordance with ASC 606, and AENV shall account for the amounts paid to AEFL as a cost of manufacturing and fulfillment services. The transfer of inventory risk and title to AEFL under Section 3.4 is intended solely to facilitate operational simplification and audit clarity as an intermediary risk-bearing party, and is not intended to confer upon AEFL the role of Principal in the sale to the End Customer.

Signatures

Sentient Brands Holdings, Inc.

By: /s/ George Furlan
Title: CEO, Director

Aqua Emergency, Inc. (NV)

By: /s/ Brandon Jones
Title: President

Aqua Emergency, Inc. (FL)

By: /s/ Jennifer Brooks
Title: Managing Partner

CC:

Tullus Miller, Auditor | Jeanene Morgan, Financial Controller | Chris Dieterich, Legal Counsel

GAAP JOURNAL-ENTRY MEMO FOR AUDITORS

Subject: Derecognition of Inventory; Recognition of Prepaid Deposit with AEFL

Entity: Aqua Emergency, Inc. (NV)

Effective Date: Dec 31, 2025

Transaction Overview

Aqua Emergency, Inc. (NV) (“AENV”) transferred all inventory to Aqua Emergency, Inc. (FL) (“AEFL”) as part of a shift to a drop-ship manufacturing model. AEFL assumed all risks and rewards of ownership. The inventory’s GAAP book value was exchanged for a prepaid manufacturing and fulfillment deposit (“Prepaid Deposit”).

This constitutes a bona fide transfer under ASC 330 (Inventory), ASC 606 (Contract Costs), and ASC 340 (Other Assets), eliminating inventory from AENV’s balance sheet and reclassifying the value as a service-related prepayment.

Journal Entry – Aqua Emergency, Inc. (NV)

To derecognize inventory and record the prepaid service deposit:

Dr. Prepaid Manufacturing Deposit (Asset) ............. $XXX,XXX
Cr. Inventory (Asset) ...................................................... $XXX,XXX

Narrative:

On the Effective Date, AENV transferred ownership of all inventory to AEFL at GAAP book value. Title, possession, and risk of loss transferred. The value transferred will be applied against future manufacturing and fulfillment services under the drop-ship agreement. No gain or loss recognized, as the transfer occurred at book value.

Supporting Evidence for Audit

1.	Executed Inventory Transfer and Drop-Ship Manufacturing Agreement.

2.	Inventory valuation report as of the Effective Date.

3.	Inventory ledger, detailed by SKU/category.

4.	Schedule A inventory listing with management certification.

5.	Board resolution authorizing the transaction.

6.	Subsequent-period application schedules showing reductions of the prepaid balance.

Relevant GAAP Considerations

1.	ASC 330 – Inventory: Inventory no longer controlled by AENV is derecognized.

2.	ASC 340 – Other Assets: Prepaid deposits for manufacturing services are recognized as assets and amortized as services are consumed.

3.	ASC 606 – Revenue / Contract Costs: Prepayments for fulfillment services are recognized as assets until service delivery occurs. The principal recognizes gross revenue.

4.	Substance-over-form: Risk transfer, title transfer, and operational control have substantively moved to AEFL; therefore treatment as a prepaid contract cost is appropriate.

INVENTORY TRANSFER AND DROP-SHIP MANUFACTURING AGREEMENT

Between
American Industrial Group, Inc. (“AIG”)
and
AIG F&B, Inc. (“AIGFB”)

Effective Date: December 31st, 2025

1. Parties

1.1 AIG F&B, Inc. (“AIGFB”) is a wholly-owned subsidiary of Sentient Brands Holdings Inc. (“SNBH”) engaged in branded food and beverage operations.

1.2 American Industrial Group, Inc. (“AIG”) is the affiliated manufacturing and operational platform.

Together, the parties are referred to as the “Parties” and each a “Party.”

2. Purpose

The purpose of this Agreement is to:

(a) eliminate all inventory from AIGFB’s balance sheet to simplify SNBH’s audit;

(b) transition AIGFB to a drop-ship manufacturing model fully serviced by AIG;

(c) transfer title, possession, risks, and rewards of all inventory from AIGFB to AIG at book value; and

(d) record such book value as a prepaid manufacturing and fulfillment deposit (“Prepaid Deposit”) held by AIG for the benefit of AIGFB.

3. Transfer of Inventory

3.1 Transfer of Title.

Effective as of the Effective Date, AIGFB hereby irrevocably transfers to AIG all of its rights, title, and interest in and to all finished goods, work-in-process, raw materials, packaging, and any other inventory items recorded on AIGFB’s books as of such date (“Transferred Inventory”).

3.2 Valuation.

The Transferred Inventory shall be valued at the net book value recorded on AIGFB’s most recent accounting ledger, prepared in accordance with GAAP, as reviewed and approved by the Parties’ finance teams and auditors.

3.3 Consideration / Prepaid Deposit.

In exchange for the transfer of the inventory, AIG shall record a liability to AIGFB equal to the book value of the Transferred Inventory (“Prepaid Deposit”). The Prepaid Deposit shall be non-refundable and applied solely against future manufacturing, fulfillment, logistics, and drop-ship services provided by AIG to AIGFB under this Agreement.

3.4 Risk of Loss.

Upon execution, all risks and rewards of ownership, including loss, damage, shrinkage, insurance, and obsolescence, shall transfer from AIGFB to AIG.

3.5 Audit Confirmation.

The Parties acknowledge this Agreement is designed to achieve a cleaner audit presentation by removing all inventory from AIGFB’s balance sheet and consolidating manufacturing holdings under AIG. The Parties shall cooperate with auditors to provide confirmations and documentation required under PCAOB/GAAP standards.

4. Drop-Ship Manufacturing Model

4.1 Manufacturing and Procurement.

AIG shall assume full responsibility for procurement of raw materials, manufacturing, bottling, packaging, warehousing, and fulfillment of products previously manufactured or sourced by AIGFB.

4.2 Drop-Ship Fulfillment.

AIG shall ship products directly to AIGFB customers on an as-ordered basis (“Drop-Ship Model”). AIGFB shall transmit customer orders to AIG in the format and frequency agreed by the Parties.

4.3 Service Fees.

AIG shall charge AIGFB unit-based service fees covering manufacturing, direct labor, materials, overhead, and logistics, based on the best available pricing at a time of the Purchase Order from AIGFB.

4.4 Application of Prepaid Deposit.

The Prepaid Deposit shall reduce the amount payable by AIGFB for services until fully exhausted. AIG shall provide monthly statements showing beginning balance, applied credits, and remaining balance.

5. Representations and Warranties

5.1 Authority. Each Party represents it has full corporate authority to execute and perform this Agreement.

5.2 Ownership of Inventory. AIGFB represents it has good and marketable title to the Transferred Inventory free of liens or encumbrances, except those disclosed to AIG in writing.

5.3 Compliance. The Parties shall comply with all applicable laws, accounting standards, and auditor requirements.

6. Term and Termination

6.1 Term. This Agreement shall remain in effect until terminated by mutual written consent.

6.2 Termination for Cause. Either Party may terminate for material breach if not cured within thirty (30) days of written notice.

6.3 Effect of Termination.

(a) Any unused Prepaid Deposit shall be refunded or credited against any outstanding payables between the Parties.

(b) AIGFB acknowledges that manufacturing operations shall remain with AIG unless otherwise mutually agreed.

7. Accounting and Audit Provisions

7.1 GAAP Compliance. The inventory transfer and prepaid structure shall be recorded in accordance with GAAP and recognized by auditors as a bona fide transfer of assets.

7.2 Supporting Documentation. The Parties shall maintain supporting documentation including inventory ledgers, valuation reports, transfer records, and service logs.

7.3 Audit Cooperation. Each Party shall fully cooperate with SNBH’s auditors, including in providing confirmations, cutoff testing support, and sample records.

8. Indemnification and Claims Assignment

8.1 Full Indemnification of AIG. AIG F&B, Inc. (“AIGFB”) and its parent company, Sentient Brands Holdings Inc. (“SNBH”), jointly and severally agree to fully indemnify, defend, and hold harmless American Industrial Group, Inc. (“AIG”) and its affiliates, directors, officers, and employees from and against any and all liabilities, claims, demands, losses, damages, costs, or expenses (including reasonable attorneys’ fees) that arise from or relate in any way to this Agreement or the business, operations, or corporate status of AIGFB or SNBH. This indemnity is intended to be a complete and total indemnification of AIG for all matters contemplated herein.

8.2 Automatic Assignment of Claims to SNBH. All claims made or threatened against AIG for which indemnification is provided under this Section 8 shall be automatically and irrevocably assigned to SNBH. SNBH shall assume the sole obligation and cost to defend, compromise, or settle such claims, using counsel of its choosing. AIG shall reasonably cooperate with SNBH in the defense of any such claim.

9. Miscellaneous

9.1 Governing Law. State of Nevada.

9.2 Confidentiality. Proprietary information shall remain confidential.

9.3 No Agency. The Parties act as independent contractors.

9.4 Entire Agreement. This Agreement constitutes the complete understanding between the Parties.

9.5 Amendments. Must be in writing and signed by both Parties.

9.6 Assignments. No assignments without prior written consent.

9.7 Counterparts. May be executed electronically and in counterparts.

10. Accounting Intent and Role of the Parties in Sales to End Customers

10.1 Role of the Parties in Sales to End Customers. The Parties agree and acknowledge that, in all transactions concerning the sale of AIGFB’s branded products to end customers (“End Customer Sales”), the roles and responsibilities shall be structured and accounted for as follows:

(a) AIGFB as Principal. AIGFB shall, at all times, be considered the Principal in the End Customer Sale. AIGFB maintains sole control over the brand, sets the pricing to the end customer, manages the customer relationship, and retains primary responsibility for fulfilling the promise to transfer the specified products to the End Customer. This includes, but is not limited to, responsibility for handling returns, warranties, and all post-sale customer inquiries related to the product or sale.

(b) AIG as Service Provider/Fulfillment Agent. AIG shall act solely as a contract manufacturer and fulfillment agent to AIGFB. AIG’s obligation is to perform the services of manufacturing, warehousing, and shipping the products as directed by AIGFB, and not to sell the product to the end customer on its own behalf. The Service Fees and the application of the Prepaid Deposit reflect AIG’s compensation for providing these services to AIGFB.

(c) Revenue Recognition Intent. The Parties intend that AIGFB shall recognize revenue from End Customer Sales on a gross basis (as Principal) in accordance with ASC 606, and AIGFB shall account for the amounts paid to AIG as a cost of manufacturing and fulfillment services. The transfer of inventory risk and title to AIG under Section 3.4 is intended solely to facilitate operational simplification and audit clarity as an intermediary risk-bearing party, and is not intended to confer upon AIG the role of Principal in the sale to the End Customer.

Signatures

Sentient Brands Holdings, Inc.

By: /s/ George Furlan
Title: CEO, Director

AIG F&B, Inc.

By: /s/ Vitalii Artemenko
Title: Manager

American Industrial Group, Inc.

By: /s/ Yan Aronov
Title: Managing Partner

CC:

Tullus Miller, Auditor | Jeanene Morgan, Financial Controller | Chris Dieterich, Legal Counsel

GAAP JOURNAL-ENTRY MEMO FOR AUDITORS

Subject: Derecognition of Inventory; Recognition of Prepaid Deposit with AIG

Entity: AIG F&B, Inc.

Effective Date: December 31st, 2025

Transaction Overview

AIG F&B, Inc. (“AIGFB”) transferred all inventory to American Industrial Group (“AIG”) as part of a shift to a drop-ship manufacturing model. AIG assumed all risks and rewards of ownership. The inventory’s GAAP book value was exchanged for a prepaid manufacturing and fulfillment deposit (“Prepaid Deposit”).

This constitutes a bona fide transfer under ASC 330 (Inventory), ASC 606 (Contract Costs), and ASC 340 (Other Assets), eliminating inventory from AIGFB’s balance sheet and reclassifying the value as a service-related prepayment.

Journal Entry – AIG F&B, Inc.

To derecognize inventory and record the prepaid service deposit:

Dr. Prepaid Manufacturing Deposit (Asset) ............. $XXX,XXX
Cr. Inventory (Asset) ...................................................... $XXX,XXX

Narrative:

On the Effective Date, AIGFB transferred ownership of all inventory to AIG at GAAP book value. Title, possession, and risk of loss transferred. The value transferred will be applied against future manufacturing and fulfillment services under the drop-ship agreement. No gain or loss recognized, as transfer occurred at book value.

Supporting Evidence for Audit

1.	Executed Inventory Transfer and Drop-Ship Manufacturing Agreement.

2.	Inventory valuation report as of the Effective Date.

3.	Inventory ledger, detailed by SKU/category.

4.	Schedule A inventory listing with management certification.

5.	Board resolution authorizing the transaction.

6.	Subsequent-period application schedules showing reductions of the prepaid balance.

Relevant GAAP Considerations

1.	ASC 330 – Inventory: Inventory no longer controlled by AIGFB is derecognized.

2.	ASC 340 – Other Assets: Prepaid deposits for manufacturing services are recognized as assets and amortized as services are consumed.

3.	ASC 606 – Revenue / Contract Costs: Prepayments for fulfillment services are recognized as assets until service delivery occurs. Gross revenue is recognized by the Principal.

4.	Substance-over-form: Risk transfer, title transfer, and operational control have substantively moved to AIG; therefore treatment as a prepaid contract cost is appropriate.